Derivative Instruments	12 Months Ended
Jun. 30, 2016
DERIVATIVE INSTRUMENTS [Abstract]
Derivative Instruments

20.	DERIVATIVE INSTRUMENTS

Cross currency interest rate swap contract

On January 9, 2015, the Company entered into a cross currency interest rate swap contract (the “swap”) with a bank, which took effect on January 12, 2015 and terminated on June 26, 2015. Under the swap, the Company is obliged to deliver RMB85,000 to the bank and receive US$13,683 from the bank on the effective date. On the termination date, the Company is obliged to receive RMB85,000 from the bank and repay US$13,683 to the bank. There is no physical delivery of funds in the transaction and both parties agreed to settle the contract by net settlement. In addition, the Company received 4.42% interest per annum for RMB 85,000 and paid 1.25% interest per annum above three-month LIBOR for US$13,683 during the term of the swap.

Interest-rate swap agreement

The Group uses interest rate swaps to convert a portion of its variable interest rate debt to fixed interest rate debt. The interest rate swap has a notional amount of US$20,000 with a fixed interest rate of 2.25% per annum, ending in August 2014. The interest rate swap was initiated by one of the Group’s shareholders in February 2013 and was subsequently novated to the Company in July 2013. The fair value of this derivative instrument liability was RMB167 at the time of novation and the amount is recorded as a receivable from that shareholder (Note 18).

Foreign exchange forward contracts

On July 31, 2013, the Company entered into two foreign exchange forward contracts for US$14,000 and US$6,000, respectively. The US$14,000 forward contract matured in August 2014 and the US$6,000 forward contract matured in February 2014. The foreign exchange forward contracts were initiated by one of the Company’s shareholders in February 2013 and were novated to the Company in July 2013. The fair value of these derivative instrument liabilities were RMB2,211 at the time of novation and the amount is receivable from that shareholder (Note 18). The two foreign exchange forward contracts have been settled when related bank loan facilities have been repaid in February and March, 2014, respectively (Note 10).

As these instruments are related to economic hedges on the Company’s bank loans, the cash flows are classified as financing activities.

All the derivatives of the Company are entered into for risk management purposes. The Group did not enter into any derivatives for trading or speculative purposes. And there is no cash collateral under the derivative contracts.

Derivatives are recognized on the balance sheet at their fair values and changes in the fair values are recognized in other income, net. The following table presents the fair value of derivatives outstanding at June 30, 2015 and amounts of gains (losses) recorded for the year ended June 30, 2015:

	Balance sheet classification	Fair value as of June 30, 2015 RMB	Affected line item in the consolidation statements of comprehensive income RMB	Gain/(loss) recognized in income for the year ended June 30, 2015 RMB
Derivative instruments not designated as hedges:
Cross currency interest rate swap contract	Prepayments and other current assets	-	Other income, net	890
Interest-rate swap agreement	Accrued expenses and other current liabilities	-	Other income, net	33
Total derivative instruments not designated as hedges		-		923
Total derivative instruments		-		923

All derivative activities were settled as of June 30, 2015. There was no derivative transaction incurred for the year ended June 30, 2016.